UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 13, 2020
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APX GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West Provo, UT 84604
(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

In May 2020, Vivint Smart Home, Inc., the indirect parent company of APX Group Holdings, Inc. (the “Company”) and APX Group, Inc. (“APX”), provided a parent guarantee of APX’s obligations under the indentures governing APX’s senior notes, in each case, in order to enable APX to streamline its reporting. Accordingly, going forward, the Company will not file reports with the Securities and Exchange Commission. The Company will satisfy its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended, and APX will satisfy its reporting obligations under the indentures governing its senior notes by furnishing financial information relating to Vivint Smart Home, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Dale R. Gerard
Name: Dale R. Gerard
Title: Chief Financial Officer
Date: May 13, 2020